UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2007

Activant Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-49489	94-2160013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7683 Southfront Road
Livermore, California 94551
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code: (925) 449-0606

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) Effective as of February 9, 2007, Brian E. Agle resigned for personal reasons as Senior Vice President and Chief Financial Officer of Activant Solutions Inc. (“Activant”) and all other positions held by him with Activant and its affiliates.
     (e) In connection with the termination of Mr. Agle’s employment as described in Item 5.02(b) of this Form 8-K, Mr. Agle granted a release to Activant and its affiliates and Activant agreed to pay to Mr. Agle the severance benefits described in his employment agreement with Activant, the principal terms of which have previously been disclosed in Amendment No. 1 to the Registration Statement on Form S-4, filed by Activant with the SEC on January 12, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVANT SOLUTIONS INC.

	By:	/S/ PERVEZ QURESHI

	Name:	Pervez Qureshi
	Title:	President and Chief Executive Officer

Date: February 12, 2007